UNITED STATES

SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to §240.14a-12

Ultimus Managers Trust

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Title of each class of securities to which transaction applies:

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Blue Current Global Dividend Fund

A series of the

Ultimus Managers Trust

Important Proxy Materials

PLEASE CAST YOUR VOTE TODAY

July 18, 2023

Dear Shareholders:

The enclosed Proxy Statement discusses a proposal to be voted upon by Shareholders (the “Shareholders”) of the Blue Current Global Dividend Fund (the “Fund”), a series of Ultimus Managers Trust (the “Trust”), at a special meeting of Shareholders to be held at the offices of the Fund’s transfer agent, Ultimus Fund Solutions, LLC, at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, on September 8, 2023, at 11:00 a.m. Eastern Time (the “Meeting”). Please review the Proxy Statement and cast your vote on the proposal. After considering the proposal, the Board of Trustees of the Trust (the “Board” and each member a “Trustee”) has unanimously approved the proposal. The Board recommends that Shareholders vote FOR the proposal.

Edge Capital Group, LLC (the “Adviser”) serves as the Fund’s investment adviser, under an investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Existing Advisory Agreement”). As the Fund’s investment adviser, the Adviser is responsible for the Fund’s overall investment strategy and its implementation.

As discussed in more detail in the enclosed Proxy Statement, Focus Financial Partners Inc. (“Focus”), the ultimate parent company of the Adviser and a publicly traded company, has agreed to be acquired by investment vehicles affiliated with Clayton, Dubilier & Rice, LLC (“CD&R”) and Stone Point Capital LLC (“Stone Point”). Investment vehicles managed by Stone Point will retain a portion of their investment in Focus as part of the transaction with CD&R (the “Transaction”), and will provide new equity financing in connection with the Transaction. The Transaction is anticipated to close in the third quarter of 2023 (the date on which the closing occurs, the “Closing Date”). Following the Closing Date, Focus will be privately owned and its shares will not be publicly traded. The Transaction is not expected to result in any material change in the day-to-day management of the Fund or the Adviser.

The Transaction is anticipated to result in an indirect change of control of the Adviser (the “Change of Control”). Consistent with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), the Existing Advisory Agreement contains a provision that the agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act). The Change of Control will be deemed an assignment of the Existing Advisory Agreement and result in the automatic termination of the Existing Advisory Agreement.

To provide for continuity in the operation of the Fund following the termination of the Existing Advisory Agreement, the Board unanimously approved on May 31, 2023, a new investment advisory agreement with the Adviser with respect to the Fund (the “New Advisory Agreement”). The New Advisory Agreement must be approved by the Shareholders, so you are being asked to approve the New Advisory Agreement (the “Proposal”). Under the New Advisory Agreement, the Adviser will provide investment advisory services to the Fund on the

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same terms and conditions and for the same investment advisory fee rate as currently in effect for the Existing Advisory Agreement, except for the effective and termination dates and a few other immaterial changes. None of the Fund’s investment objective, policies, principal risks, principal strategies, or investment restrictions will change as a result of the Transaction. All of the investment advisory personnel who currently manage the Fund are expected to continue to do so after the Closing Date.

In addition, in order to continue to provide for continuity in the operation of the Fund in the event the Closing Date of the Transaction occurs before the Meeting, the Board also unanimously approved on May 31, 2023, an interim advisory agreement (the “Interim Advisory Agreement”) pursuant to Rule 15a-4 under the 1940 Act. Under Rule 15a-4, the Interim Advisory Agreement will be effective for up to 150 days following the Closing Date and does not need approval of the Shareholders. The terms and conditions of the Interim Advisory Agreement are the same in all material aspects to the Existing Advisory Agreement, except for the effective and termination dates and certain escrow provisions. The Interim Advisory Agreement may be terminated prior to the completion of its 150-day term, and will terminate in the event that Shareholders approve the New Advisory Agreement.

The Transaction WILL NOT CHANGE: the Fund’s name or the number of shares you own of the Fund.

The Board has determined that approval of the New Advisory Agreement is in the best interests of the Fund and its Shareholders.

The Board voted unanimously to approve the New Advisory Agreement and recommends that you vote “FOR” the Proposal to approve the New Advisory Agreement.

The enclosed Proxy Statement describes the voting process for Shareholders. The proxy votes will be reported at the Meeting. Although you may vote in person at Meeting, we encourage you to vote by proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed proxy card. To ensure that your vote is counted, your executed proxy card must be received by 11:59 p.m. (Eastern Time) on September 7, 2023.

Your vote is important regardless of the number of shares you own. In order to avoid follow-up solicitations and possible adjournments, please take a few minutes to read the proxy statement and cast your vote.

We appreciate your participation and prompt response in this matter and thank you for your continued support. If you should have any questions regarding the Proposal, or to quickly vote your shares, please call Okapi Partners LLC, the Fund’s proxy solicitor, toll-free at 1-877 259-6290.

Very truly yours,

/s/ Karen Jacoppo-Wood

Karen Jacoppo-Wood

Secretary

Ultimus Managers Trust

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Blue Current Global Dividend Fund

A series of the

Ultimus Managers Trust

JULY 18, 2023

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

To be Held On September 8, 2023.

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

1-800-514-3583

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD AT 11:00 A.M., EASTERN TIME, ON SEPTEMBER 8, 2023. THE PROXY STATEMENT TO SHAREHOLDERS IS AVAILABLE AT WWW.OKAPIVOTE.COM/BLUECURRENT OR BY CALLING, TOLL-FREE IN THE U.S., AT 1-877- 259-6290.

Notice is hereby given that a special meeting (the “Meeting”) of Shareholders (the “Shareholders”) of the Blue Current Global Dividend Fund (the “Fund”), a series of Ultimus Managers Trust, an Ohio business trust (the “Trust”), will be held at the offices of the Fund’s transfer agent, Ultimus Fund Solutions, LLC, at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, on September 8, 2023, at 11:00 a.m. (Eastern Time). At the Special Meeting, Shareholders will be asked to vote on the following with respect to the Fund:

Proposal: To approve a new investment advisory agreement (the “NEW ADVISORY AGREEMENT”) between the Trust, on behalf of THE Fund, and EDGE CAPITAL GROUP, LLC.

The Board of Trustees of the Trust recommends that you vote FOR this Proposal.

You are entitled to vote at the Meeting, or any adjournment(s), postponement(s) or delay(s) thereto, if you owned shares of the Fund at the close of business on July 6, 2023 (the “Record Date”). A proxy that is properly executed but has no voting instructions with respect to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the Meeting.

If the necessary quorum to transact business for the Fund, or the vote required to approve the Proposal by the Fund, is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies.

This notice and the accompanying proxy materials are first being sent to Shareholders on or about July 18, 2023.

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YOUR VOTE IS IMPORTANT. PLEASE VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD, THUS AVOIDING UNNECESSARY DELAY. YOU MAY ALSO EXECUTE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

If you need assistance, or have any questions regarding the Proposal or how to vote your shares, please call Okapi Partners LLC (“Okapi Partners”), the Fund’s proxy solicitor, toll-free at 1-877 259-6290.

By order of the Board of Trustees of the Trust, on behalf of the Fund.

/s/ Karen Jacoppo-Wood

Karen Jacoppo-Wood

Secretary

Ultimus Managers Trust

July 18, 2023

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IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with the following questions and answers to help give you a general overview of some of the important information in the Proxy Statement.

QUESTIONS AND ANSWERS

Q.	What are Shareholders being asked to vote for at the upcoming Special Meeting of Shareholders on September 8, 2023 (the “Meeting”)?
A.	At the Meeting, Shareholders of the Blue Current Global Dividend Fund (the “Fund”) will be voting on a proposal (the “Proposal”) to approve a new investment advisory agreement (the “New Advisory Agreement”) between Ultimus Managers Trust (the “Trust”), on behalf of the Fund, and Edge Capital Group, LLC (the “Adviser”).
Q.	Has the Board of Trustees of the Fund approved the Proposal?
A.	Yes. At a meeting of the Fund’s Board of Trustees (the “Board” and each member a “Trustee”) held on May 31, 2023, which was called for the purpose of approving the New Advisory Agreement, the Trustees, including the Trustees who are not “interested persons” of the Fund (the “Independent Trustees”), as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved the New Advisory Agreement.
Q.	Why am I being asked to vote on the Proposal?
A.	The Adviser currently serves as the Fund’s investment adviser under an investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Existing Advisory Agreement”). As the Fund’s investment adviser, the Adviser is responsible for the Fund’s overall investment strategy and its implementation.

Focus Financial Partners Inc. (“Focus”), the ultimate parent company of the Adviser and a publicly traded company, agreed to be acquired by investment vehicles affiliated with Clayton, Dubilier & Rice, LLC (“CD&R”) and Stone Point Capital LLC (“Stone Point”) (the “Transaction”). Investment vehicles managed by Stone Point will retain a portion of their investment in Focus as part of the Transaction and will provide new equity financing in connection with the Transaction. The Transaction is anticipated to close in the third quarter of 2023 (the date on which the closing occurs, the “Closing Date”). Following the Closing Date, Focus will be privately owned and its shares will not be publicly traded.

The Transaction is anticipated to result in an indirect change of control of the Adviser (the “Change of Control”) that will be deemed an “assignment” as defined by the 1940 Act. In anticipation of the potential Closing Date of the Transaction and to allow the Adviser to continue serving as the investment adviser to the Fund without any interruption after termination of the Existing Advisory Agreement, the Trustees approved the New Advisory Agreement. Under Section 15 of the 1940 Act, the Adviser can continue to serve as the investment adviser to the Fund under the New Advisory Agreement only if the New Advisory Agreement is approved by the Independent Trustees and Shareholders of the Fund (“Shareholders”). Accordingly, the Shareholders are being asked to approve the New Advisory Agreement. No changes in

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the investment advisory fee rate, the services provided by the Adviser to the Fund, or in the personnel at the Adviser providing those services are expected as a result of the Transaction.

In addition, the Trustees have unanimously approved an interim advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Interim Advisory Agreement”) in the event that the Transaction closes and Shareholders have not yet had the Meeting to approve the New Advisory Agreement. The Interim Advisory Agreement does not need approval of the Shareholders, and would become effective at the termination of the Existing Advisory Agreement and has a duration of no greater than 150 days following the termination the Existing Advisory Agreement. The Interim Advisory Agreement will terminate upon the Shareholders’ approval of the New Advisory Agreement.

The implementation of the Proposal is contingent upon the completion of the Transaction. If the Transaction is not completed, then the Existing Advisory Agreement will not be terminated and will remain in effect.

Shareholders are being asked to vote on the New Advisory Agreement, NOT the Transaction itself.

The Proxy Statement provides additional information about the Adviser and the Proposal. The New Advisory Agreement will become effective for the Fund upon approval of such agreement by Shareholders of the Fund.

Q.	How does the Board recommend that I vote?
A.	The Board recommends that you vote FOR the Proposal.
Q.	Why is the Board recommending that I approve the Proposal?
A.	The Board recommends that you approve the Proposal (i) to ensure that the operation of the Fund can continue without any interruption and so the Adviser can continue to provide the Fund with the services currently being provided; and (ii) to avoid additional costs to the Fund for seeking potential alternatives.

If Shareholders do not ultimately approve the New Advisory Agreement, then the Adviser will not be permitted to continue serving as the Fund’s investment adviser as a result of the closing of the Transaction.

Q.        How will the Transaction affect me as a Fund Shareholder?

A.	The Fund and its investment objective and principal investment strategies will not change as a result of the completion of the Transaction. In addition, the Transaction will not change the number of shares of the Fund that you own. The terms of the New Advisory Agreement are identical to the Existing Advisory Agreement, except for the effective and termination dates and a few other immaterial changes. If approved by Shareholders, the New Advisory Agreement will have an initial two-year term and will be subject to annual renewal thereafter. The advisory fee rate charged under the New Advisory Agreement is identical to the advisory fee rate under the Existing Advisory Agreement. The senior personnel and the investment advisory personnel of the Adviser who are involved in managing the Fund are not expected to change after the Closing Date. However, there can be no assurance that any particular employee of the Adviser will choose to remain employed by the Adviser before or after the Closing Date.
Q.	Will the Fund’s name change?
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A.	No. The Fund’s name will not change as a result of the Transaction.
Q.	Will the fee rates payable under the New Advisory Agreement increase as a result of the Transaction?
A.	No. The Proposal does not seek any increase in the investment advisory fee rate. Additionally, the Adviser has contractually agreed to maintain all of the current operating expense limits pursuant to a new Expense Limitation Agreement (with similar terms to the existing Expense Limitation Agreement), which will remain in effect until January 1, 2026.
Q.	Are there any material differences between the Existing Advisory Agreement and the New Advisory Agreement?
A.	No. There are no material differences between the Existing Advisory Agreement and the New Advisory Agreement, other than the effective and termination dates.
Q.	Will the Fund pay for this proxy solicitation or for the costs of the Transaction?
A.	No. The Fund will not bear these costs. The Adviser, or its parent company, have agreed to pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations.
Q.	Why are you sending me this information?
A.	You are receiving these proxy materials because as of the Record Date (defined below), you owned shares in the Fund and have the right to vote on this very important Proposal concerning your investment in the Fund.
Q.	Who is entitled to vote?
A.	If you owned shares of the Fund as of the close of business on July 6, 2023 (the “Record Date”), you are entitled to vote.
Q.	How do I vote my shares?
A.	You can vote in person at the Meeting or via the internet, phone or mail. Whether or not you expect to attend the Meeting in person, we urge you to vote your shares by submitting your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed proxy card. To ensure that your vote is counted, your executed proxy card must be received by 11:59 p.m. (Eastern Time) on September 7, 2023.
Q.	What vote is required to approve the Proposal?
A.	Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. The implementation of the Proposal is contingent upon the completion of the Transaction. If the Transaction is not completed, then the Existing Advisory Agreement will not be terminated and will remain in effect.
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Q.	What happens if I sign and return my proxy card but do not mark my vote?
A.	Your proxy will be voted FOR the proposal.
Q.	May I revoke my proxy?
A.	You may revoke your proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy prior to the Meeting, by submitting a proxy bearing a later date, or by attending and voting at the Meeting.
Q.	How can I obtain a copy of the Fund’s annual report?
A.	If you would like to receive a copy of the latest annual report for the Fund, please call 1-800-514-3583, write the Fund at P.O. Box 46707, Cincinnati, Ohio 45246-0707, or visit the Fund’s website at www.bluecurrentfunds.com. The report will be furnished free of charge.

Q.	What happens if the Proposal is not approved?

A.	If the Shareholders do not approve the New Advisory Agreement, the Proposal will not take effect. The Board will consider other possible options available to the Fund, including, without limitation, seeking another investment adviser for the Fund.

Q.	Whom should I call for additional information about this Proxy Statement?
A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call the Fund’s proxy solicitor, Okapi Partners, toll free at 1-877-259-6290.
Q.	Where and when will the Meeting be held?
A.	The Meeting is scheduled to be held at the offices of the Fund’s transfer agent, Ultimus Fund Solutions, LLC, at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, on September 8, 2023, at 11:00 a.m. (Eastern Time).
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VOTE TODAY!

TO AVOID FOLLOW UP SOLICITATION AND A DELAYED MEETING, PLEASE RESPOND PROMPTLY.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting or is uncertain about attending the Meeting in person is urged to indicate voting instructions on the enclosed proxy card(s), date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. To avoid the additional expense of further solicitation, we ask for your cooperation in responding promptly.

If you receive more than one proxy card, please be certain to vote each proxy card you receive.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general instructions for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card(s) properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.
2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3.	All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

Registration Valid Signature

A. 1) ABC Corp. 2) ABC Corp. c/o John D. Smith, Treasurer	John D. Smith, Treasurer John D. Smith, Treasurer
B. 1) ABC Corp. Profit Sharing Plan ABC Trust	Jane B. Smith, Trustee Jane B. Smith, Trustee
C. 1) Jane B. Smith, Cust. f/b/o	Jane B. Smith Mary C. Smith UGMA
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Blue Current Global Dividend Fund

A series of the

Ultimus Managers Trust

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

To Be Held On September 8, 2023

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board” and each member a “Trustee”) of Ultimus Managers Trust (the “Trust”), an Ohio Business Trust, on behalf of the Blue Current Global Dividend Fund (the “Fund”), to be used at a special meeting (the “Meeting”) of Shareholders (the “Shareholders”) to be held the offices of the Fund’s transfer agent, Ultimus Fund Solutions, LLC, at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, on September 8, 2023, at 11:00 a.m. Eastern Time and at any adjournment(s), postponement(s) or delay(s) thereof (such meeting and any adjournment(s), postponement(s) or delay(s) being referred to collectively as the “Meeting”). The principal address of the Trust is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

The solicitation of proxies for use at the Meeting is being made by the Trust on behalf of the Fund by the sending or mailing on or about July 18, 2023, of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy card(s).

The Trust has retained Okapi Partners LLC (“Okapi Partners”) on behalf of the Fund for the Meeting. Okapi Partners is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies, and performing other proxy solicitation services. The anticipated cost of these services is approximately $17,335, and will be paid by Edge Capital Group, LLC, the Fund’s investment adviser (the “Adviser”), or the Adviser’s parent company.

In addition to solicitation through the mail, proxies may be solicited by officers, employees, and agents (including Okapi Partners) of the Trust without cost to the Trust. Such solicitation may be by telephone, facsimile or otherwise. It is anticipated that banks, broker-dealers, and other financial institutions will be requested to forward proxy materials to beneficial owners and to obtain approval for the execution of proxies. The Adviser, or its parent company, have agreed to reimburse brokers, custodians, nominees, and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons. Additionally, supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees of the Trust and officers, employees and agents of the Adviser and/or the Fund’s proxy solicitor. Authorization to execute proxies may be obtained from Shareholders through instructions transmitted by telephone, email or other electronic means.

At the Meeting, the Shareholders will be asked to vote on the following:

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Proposal: To approve a new investment advisory agreement (the “NEW ADVISORY AGREEMENT”) between the Trust, on behalf of THE Fund, and EDGE CAPITAL GROUP, LLC.

The Board has set the close of business on July 6, 2023, as the record date (the “Record Date”) for the Meeting, and only Shareholders of record on the Record Date will be entitled to vote on this proposal at the Meeting. The number of outstanding shares of the Fund, as of the close of business on the Record Date, is set forth in Appendix A to this Proxy Statement.

Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections titled “General Information” and “Voting Information.” Copies of the Fund’s annual report for the year ended August 31, 2022 have previously been mailed to Shareholders. This Proxy Statement should be read in conjunction with the annual report.

To obtain directions to be able to attend the Meeting in person or to request a copy of the Proxy Statement or the Fund’s annual report, please call 1-800-514-3583, write to the Fund at P.O. Box 46707, Cincinnati, Ohio 45246-0707, or visit the Fund’s website at www.bluecurrentfunds.com.

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Table of Contents

GENERAL OVERVIEW	5
The Transaction	5
Information About the Adviser	6
Reliance on Section 15(f) of the 1940 Act	6
Post-Transaction Structure and Operations	7
PROPOSAL: APPROVAL OF A NEW ADVISORY AGREEMENT (THE “NEW ADVISORY AGREEMENT”) BETWEEN THE TRUST, ON BEHALF OF THE FUND, AND EDGE CAPITAL GROUP, LLC.	7
Background	7
The Proposal	8
Board Approval and Recommendation	8
The Existing Advisory Agreement and Existing Expense Limitation Agreement	8
The New Advisory Agreement and New Expense Limitation Agreement	9
Interim Advisory Agreement and Interim Expense Limitation Agreement	9
Affiliated Service Providers, Affiliated Brokerage and Other Fees	10
Required Vote	10
BOARD CONSIDERATIONS	11
Summary of Board Meetings and Considerations	11
Board Approval of the Investment Advisory Agreement	11
GENERAL INFORMATION	13
Ownership of Shares	13
Other Information	13
Payment of Solicitation Expenses	13
Delivery of Proxy Statement	13
Other Business	13
Submission of Shareholder Proposals	13
Principal Underwriter	14
Administrator and Other Services	14
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on September 8, 2023	14
Shareholder Communications with Trustees	14
Reports to Shareholders and Financial Statements	14
VOTING INFORMATION	15
Voting Rights	15
Attending the Meeting	15
Quorum; Adjournment	15
Required Vote	16
3

4

GENERAL OVERVIEW

The Transaction

Edge Capital Group, LLC, the Adviser, serves as the Fund’s investment adviser under an investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Existing Advisory Agreement”). As the Fund’s investment adviser, the Adviser is responsible for the Fund’s overall investment strategy and its implementation.

Focus Financial Partners Inc. (“Focus”), a partnership of independent fiduciary wealth management firms and the ultimate parent company of the Adviser, has agreed to be acquired by investment vehicles affiliated with Clayton, Dubilier & Rice, LLC (“CD&R”) and Stone Point Capital LLC (“Stone Point”) (the “Transaction”). Focus is a publicly traded company on the NASDAQ Global Select exchange under the ticker FOCS. Investment vehicles managed by Stone Point will retain a portion of their current investment in Focus as part of the Transaction, and will provide new equity financing in connection with the Transaction. The closing date of the Transaction (the “Closing Date”) is anticipated to occur in the third quarter of 2023. Following the Transaction, Focus will be privately owned and its shares will not be publicly traded. The Transaction is anticipated to result in an indirect change of control of the Adviser (the “Change of Control”). Consistent with applicable requirements under the Investment Company Act of 1940, as amended (the “1940 Act”), the Existing Advisory Agreement contains a provision that the agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Change of Control will be deemed an assignment of the Existing Advisory Agreement, triggering the automatic termination of such agreement.

To provide for continuity in the operation of the Fund upon the termination of the Existing Advisory Agreement, the Board unanimously approved at a meeting held on May 31, 2023 (the “May Board Meeting”), a new investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “New Advisory Agreement”). The New Advisory Agreement must be approved by the Shareholders, so you are being asked to approve the New Advisory Agreement (the “Proposal”). Under the New Advisory Agreement, the Adviser will provide investment advisory services to the Fund on the same terms and for the same investment advisory fee rate that are currently in effect under the Existing Advisory Agreement, except for the effective and termination dates and a few other immaterial changes. The Fund’s investment objective, policies, principal risks, principal strategies, and fundamental investment restrictions will not change as a result of the Transaction. In addition, the investment advisory personnel who currently manage the Fund are expected to continue to do so after the Closing Date.

In addition, to provide for continuity in the operation of the Fund in the event the Closing Date of the Transaction occurs before the Meeting, the Board also unanimously approved at the May Board Meeting an interim investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Interim Advisory Agreement”) that will take effect immediately upon the Closing Date. In reliance upon applicable rules under the 1940 Act, including Rule 15a-4 under the 1940 Act, the Adviser will be permitted to provide investment advisory services to the Fund under the Interim Advisory Agreement for up to 150 days following the Closing Date, and may do so without having received the prior approval of the Shareholders. The Interim Advisory Agreement has the same terms and conditions as the Existing Advisory Agreement, except for the effective and termination dates, certain escrow provisions, and a few other immaterial changes. The investment advisory fee rate payable to the Adviser under the Interim Advisory Agreement is the same as the investment advisory fee rate payable under the Existing Advisory Agreement. The Interim Advisory Agreement may be terminated prior to the completion of its 150 day term, including in the event that the Shareholders approve the New Advisory Agreement, which would become effective and replace the Interim Advisory Agreement.

5

The Transaction will NOT CHANGE the Fund’s name or the number of Fund shares you own.

Information About the Adviser

Edge Capital Group, LLC, with a principal address of 3333 Riverwood Parkway, Suite 350, Atlanta, Georgia 30339, is the Fund’s investment adviser. The Adviser was founded in 2018, as the successor-in-interest to the Fund’s previous investment adviser, Edge Advisors, LLC (the “Previous Adviser”). The Adviser was appointed to serve as the investment adviser to the Fund on August 1, 2018, after the acquisition of the Previous Adviser by the Adviser. The Adviser and Previous Adviser have served as the Fund’s investment adviser since the Fund inception. In addition to serving as the Fund’s investment adviser, the Adviser also provides investment advisory services to high net-worth individuals and institutions, such as corporations, defined benefit plans (both private and governmental), profit sharing plans, endowments and charitable foundations, and other investment pools. As of July 6, 2023, the Adviser had approximately $6 billion in assets under management.

The Adviser is currently wholly owned by Focus Operating, LLC, which in turn is a wholly owned subsidiary of Focus Financial Partners, LLC, 875 Third Avenue, 28th Floor, New York, NY 10022 (“Focus LLC”). The sole managing member of Focus LLC is Focus, a publicly traded company on the NASDAQ Global Select exchange under the ticker FOCS. Focus LLC, a Delaware limited liability company headquartered in New York City, is a strategic and financial investor in and acquiror of independently-managed wealth and asset management firms in the U.S. and abroad. Focus LLC was formed in Delaware on November 30, 2004 and Focus was incorporated in Delaware on July 29, 2015.

Information regarding the principal executive officer, directors and certain other officers of the Adviser and its affiliates and certain other information is attached in Appendix B to this Proxy Statement.

If the Transaction closes as anticipated, the Adviser will continue to be wholly owned by Focus Operating, LLC, which will ultimately be owned by certain private equity funds and other investment vehicles managed and controlled by CD&R and Stone Point.

Reliance on Section 15(f) of the 1940 Act

As discussed above, under the transaction agreement between Focus and investment vehicles affiliated with CD&R and Stone Point (the “Transaction Agreement”), Focus will be acquired by investment vehicles affiliated with CD&R and Stone Point. As a result, the Board has been advised that, in connection with the Transaction, certain parties to the Transaction Agreement intend to rely on Section 15(f) of the 1940 Act, which requires satisfaction of two conditions. Section 15(f) of the 1940 Act provides a non-exclusive safe harbor for an investment adviser to an investment company, and any of the investment adviser’s affiliated persons (as that term is defined in the 1940 Act), to receive payments or benefits in connection with a change in control of an investment adviser, such as those specified in the Transaction Agreement. Focus has agreed to conduct its business and, to the extent within its reasonable control, cause each of its affiliates to conduct their respective businesses so as to assure compliance with each of the two conditions of Section 15(f), as described below.

First, for a three-year period from the date of the assignment, which is the Closing Date, at least 75% of the Board must be composed of persons who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Adviser or any successor adviser. The Board currently meets this 75% requirement and the Fund and Adviser intend to seek to comply with this 75% requirement with respect to the Board for the three-year period from the Closing Date.

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The second condition of Section 15(f) is that, for a period of two years following the Closing Date, there must not be imposed on the Fund any “unfair burden” as a result of the Transaction or any express or implied terms, conditions, or understandings related to it. An “unfair burden” would include any arrangement whereby an “adviser” (such as the Adviser) or an “interested person” of the adviser, would receive or be entitled to receive any compensation, directly or indirectly, from the Fund or its Shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Fund (other than bona fide ordinary compensation as principal underwriter for the Fund).

Focus has agreed that it will conduct its business, and will, to the extent within its reasonable control, cause each of its affiliates to conduct their businesses, in a manner to enable reliance upon the conditions of Section 15(f) of the 1940 Act, including not imposing any “unfair burden” on the Fund for at least two years from the Closing Date. Based on such agreements from the Adviser and Focus, the Board believes the conditions of Section 15(f) will be satisfied since there should be no “unfair burden” imposed as a result of the Transaction because the terms of the New Advisory Agreement and Interim Advisory Agreement are substantially similar to the Existing Advisory Agreement, the investment advisory fee rate payable under the New Advisory Agreement and Interim Advisory Agreement is the same as the investment advisory fee rate payable under the Existing Advisory Agreement, the Fund expects to retain the same portfolio managers, and there will be no expected diminution in services that the Adviser will provide the Fund. As noted above, the Board currently meets the 75% board composition requirement.

Post-Transaction Structure and Operations

It is intended that, after the Closing Date, the Adviser will continue to serve as the Fund’s Adviser pursuant to either (i) the New Advisory Agreement if approved by the Shareholders and the Closing Date of the Transaction occurs after the Shareholders approve the New Advisory Agreement; or (ii) initially pursuant to an Interim Advisory Agreement if the Closing Date of the Transaction occurs prior to the Shareholders approving the New Advisory Agreement. The Transaction is not expected to result in any material change in the day-to-day management of the Fund. In addition, the investment advisory personnel who currently manage the Fund are expected to continue to do so after the Closing Date. However, there can be no assurance that any particular employee of the Adviser will choose to remain employed by the Adviser after the Closing Date.

The Transaction is not expected to result in any changes to the organization and structure of the Fund. The Fund and its investment objective and strategies will not change as a result of the completion of the Transaction. The Fund’s name will not change as a result of the Transaction.

PROPOSAL: APPROVAL OF A NEW ADVISORY AGREEMENT (THE “NEW ADVISORY AGREEMENT”) BETWEEN THE TRUST, ON BEHALF OF THE FUND, AND EDGE CAPITAL GROUP, LLC.

Background

Edge Capital Group, LLC (the “Adviser”) currently serves as investment adviser to the Blue Current Global Dividend Fund (the “Fund”) under an investment advisory agreement between Ultimus Managers Trust (the “Trust”), on behalf of the Fund, and the Adviser dated October 29, 2018 (the “Existing Advisory Agreement”). The Existing Advisory Agreement was last approved by the Fund’s shareholders (the “Shareholders”) on August 18, 2018 in connection with the acquisition of the Previous Adviser by the Adviser and was most recently approved for continuance by the Trust’s Board of Trustees (the “Board”) on April 21, 2023.

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As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Existing Advisory Agreement provides for automatic termination in the event of an assignment, which will occur upon the closing date (“Closing Date”) of the Transaction (as defined and described above). In anticipation of the closing of the Transaction and to provide for continuity in the operation of the Fund, at a meeting of the Board held on May 31, 2023 (the “May Board Meeting”), the Board unanimously approved the New Advisory Agreement, subject to the approval of the Shareholders.

Under the Transaction Agreement, Focus agreed to cause the Adviser to use reasonable best efforts to obtain approval of a new investment advisory agreement for the Fund by the Board and Shareholders. The Closing Date is anticipated to occur in the third quarter of 2023.

The Proposal

Shareholders of the Fund (the “Shareholders”) are being asked to approve the New Advisory Agreement. As described above, approval of the New Advisory Agreement is sought so that the operation of the Fund can continue without interruption upon the termination of the Existing Advisory Agreement. If the New Advisory Agreement is approved by the Shareholders, the New Advisory Agreement will become effective for the Fund upon the date of such approval.

Board Approval and Recommendation

At the May Board Meeting, the Board, including the Trustees who are not “interested persons” of the Fund or the Adviser within the meaning of the 1940 Act (the “Independent Trustees”), after careful consideration, determined that approval of the New Advisory Agreement is in the best interest of the Fund and its Shareholders and unanimously approved the New Advisory Agreement for the Fund and unanimously recommend that the Shareholders approve the New Advisory Agreement. A summary of the Board’s considerations is provided below in the section titled “Board Considerations.”

The Existing Advisory Agreement and Existing Expense Limitation Agreement

Under the Existing Advisory Agreement, for its services, the Fund pays the Adviser a monthly investment advisory fee computed at the annual rate of 0.99% of its average daily net assets. Under an existing expense limitation agreement (the “Existing ELA”) between the Adviser and the Trust, on behalf of the Fund, the Adviser has agreed to reduce the advisory fee and reimburse Fund expenses to the extent necessary to limit total annual fund operating expenses (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the Fund, acquired fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business, and amounts) to an amount not exceeding 0.99% of the average daily net assets of the Institutional Class shares (the only class of shares currently being offered), until April 30, 2024. Advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund, for a period of three years after the date that such fees and expenses were incurred, provided that the repayments do not cause the Fund’s total annual fund operating expenses (exclusive of such reductions and reimbursements) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation then in effect at the time the expenses to be repaid were incurred. The Adviser reduced its management fees by $259,923 for the fiscal year ended August 31, 2022 for the Fund. The net aggregate advisory fees paid by the Fund to the Adviser for the fiscal year ended August 31, 2022 was $249,996.

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The New Advisory Agreement and New Expense Limitation Agreement

The terms of the New Advisory Agreement are the same as the Existing Advisory Agreement, except for the effective and termination dates and a few immaterial terms. The form of New Advisory Agreement is set forth in Appendix C to the Proxy Statement. The advisory fee rate under the New Advisory Agreement with respect to the Fund is identical to the advisory fee rate under the Fund’s Existing Advisory Agreement. For a more complete understanding of the New Advisory Agreement, you should read the form of New Advisory Agreement contained in Appendix C. The descriptions of the New Advisory Agreement in this Proxy Statement are qualified in their entirety by reference to Appendix C.

Also at the May Board Meeting, the Board unanimously approved a new expense limitation agreement (the “New ELA”) between the Adviser and the Trust, on behalf of the Fund. The New ELA will become effective upon the effective date of the New Advisory Agreement. The terms of the New ELA are the same as the Existing ELA in all material respects except for the effective date, termination date and clarification that management fee waivers and expense reimbursements incurred under the interim expense limitation agreement (the “Interim ELA”) between the Adviser and the Trust, on behalf of the Fund, if applicable, are also reimbursable to the Adviser under the New ELA. The Existing ELA is set to expire on April 30, 2024, however, by its terms it will expire upon the termination of the Existing Advisory Agreement. Under the New ELA, the Adviser has agreed to reduce the advisory fee and reimburse Fund expenses to the extent necessary to limit total annual fund operating expenses (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the Fund, acquired fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business, and amounts) to an amount not exceeding 0.99% of the average daily net assets of the Institutional Class shares (the only class of shares currently being offered), until January 1, 2026. Advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund, for a period of three years after the date that such fees and expenses were incurred, provided that the repayments do not cause the Fund’s Total Annual Fund Operating Expenses (exclusive of such reductions and reimbursements) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation then in effect at the time the expenses to be repaid were incurred. The New ELA may be terminated by the Adviser or the Board, without approval by the other party, at the end of the current term upon not less than 90 days’ notice to the other party. The New ELA will terminate automatically if the New Advisory Agreement is terminated. The form of New ELA is set forth in Appendix D. The descriptions of the New ELA set forth in the Proxy Statement are qualified in their entirety by reference to Appendix D.

Interim Advisory Agreement and Interim Expense Limitation Agreement

As discussed above, in order to provide continuity in the operation the Fund in the event the Closing Date of the Transaction occurs before the Shareholders approve the New Advisory Agreement, the Board, including the Independent Trustees at the May Board Meeting also unanimously approved an interim investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Interim Advisory Agreement”) that will take effect immediately upon the termination of the Existing Advisory Agreement if the Shareholders have not already approved the New Advisory Agreement.

The terms of the Interim Advisory Agreement are identical to those of the Existing Advisory Agreement and the New Advisory Agreement, except to reflect the effective and termination dates, certain escrow provisions described below and a few other immaterial changes. The investment advisory fee rate payable under the Interim Advisory Agreement is the same as the investment advisory fee rate payable under the Existing Advisory Agreement. The Interim Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the Closing

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Date (the “150-day period”) or when the Shareholders approve the New Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Adviser under the Interim Advisory Agreement will be held by the Fund’s custodian in an interest-bearing escrow account. If the Shareholders approve the New Advisory Agreement by the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement (including interest earned) will be paid to the Adviser. If the Shareholders do not ultimately approve the New Advisory Agreement by the end of the 150-day period, the Board will take such actions as it deems to be in the best interests of the Fund, and the Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement (plus interest earned on such amount) or the total amount held in the escrow account with respect to such Fund under the Interim Advisory Agreement, plus interest earned on such amount. The Interim Advisory Agreement may be terminated by the Board or a majority of the Fund’s outstanding voting securities at any time, without payment of any penalty, on 10 calendar days written notice to the Adviser.

In addition to the Interim Advisory Agreement, the Board also unanimously approved at the May Board Meeting, an interim expense limitation agreement (the Interim ELA) between the Adviser and the Trust, on behalf of the Fund. The Interim ELA will become effective upon the effective date of the Interim Advisory Agreement and expires at the earlier of the termination of the Interim Advisory Agreement or January 1, 2026. The terms of the Interim ELA are the same as to the terms of the Existing ELA and the New ELA between the Adviser and the Trust, on behalf of the Fund in all material aspects except for the effective date, the termination date and with respect to the New ELA, clarification that management fee waivers and expense reimbursements incurred under the Interim ELA are also reimbursable to the Adviser under the New ELA. Under the Interim ELA, the Adviser has agreed to reduce the advisory fee and reimburse Fund expenses to the extent necessary to limit total annual fund operating expenses (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the Fund, acquired fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business, and amounts) to an amount not exceeding 0.99% of the average daily net assets of the Institutional Class shares (the only class of shares currently being offered), until January 1, 2026. Advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund, for a period of three years after the date that such fees and expenses were incurred, provided that the repayments do not cause the Fund’s Total Annual Fund Operating Expenses (exclusive of such reductions and reimbursements) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation then in effect at the time the expenses to be repaid were incurred. The Interim ELA terminates automatically when the Interim Advisory Agreement terminates.

Affiliated Service Providers, Affiliated Brokerage and Other Fees

During the Fund’s most recently completed fiscal year, the Fund did not make any material payments to the Adviser or any affiliated person of the Adviser for services other than under the investment advisory agreement.

The Fund paid no brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Fund or the Adviser.

Required Vote

Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. The implementation of the Proposal is contingent upon the

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completion of the Transaction. If the Transaction is not completed, then the Existing Advisory Agreement will not be terminated and will remain in effect.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL.

BOARD CONSIDERATIONS

Summary of Board Meetings and Considerations

At the May Board Meeting, the Adviser discussed the terms of the Transaction. In addition, at the May Board Meeting, the Board requested and received such other information from the Adviser, including without limitation, information regarding Adviser, the Transaction, and the Fund as the Trustees believed was reasonably necessary to understand the Transaction and the potential effects on the Trust and the Fund from the Transaction. The Board discussed these matters with the Adviser, including, without limitation, the potential benefits from the Transaction for the Fund, such as benefits from increased selling opportunities from the Adviser being a part of a bigger operating umbrella. The Board also discussed with the Adviser the plans for the operation of the Fund after the Transaction. As part of the discussion, the Adviser noted that it did not expect any impact on the day-to-day operations or management of the Adviser or the services provided by the Adviser to the Fund. The Adviser further noted no changes were anticipated in the portfolio managers or the investment approach as a result of the Transaction and that they expected the Fund to continue to be managed using the same investment objective and strategies currently being employed by the Adviser.

Board Approval of the Investment Advisory Agreement

In determining whether to approve the New Advisory Agreement and the Interim Advisory Agreement, the Board recalled its review of the materials presented at the May Board Meeting and at the April 21, 2023 Board meeting in connection with the renewal of the Existing Advisory Agreement, materials related to the Fund and the Adviser throughout the last several months and its various discussions with management of the Trust and the Adviser about the operations and performance of the Fund during that period. The Board also considered (i) that the Adviser represented that the Transaction should not materially affect the Fund’s operation or the level or quality of advisory services provided to the Fund; (ii) that the Adviser represented that the same portfolio managers who currently provides services to the Fund are anticipated to continue to do so upon the closing of the Transaction; and (iii) Edge’s and Focus’ agreement to pay for the Fund’s costs and expenses incurred in connection with the Transaction, including the costs and expenses of preparing the Proxy Statement. The Trustees further considered numerous factors, including, among other things:

The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by the Adviser to the Fund including, without limitation, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Fund. The Board considered that there were no anticipated changes in the portfolio manager for the Fund as a result of the Transaction and there would be no anticipated reduction in services. The Board also considered the Adviser’s financial condition in light of the Transaction and noted that there were no anticipated financial conditions involving the Transaction that would likely impair the Adviser’s ability to fulfill its commitment to the Fund under the New Advisory Agreement and the Interim Advisory Agreement. The Board concluded that the quality, extent, and nature of the services provided by the Adviser to the Fund were satisfactory.

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The investment performance of the Fund. In this regard, the Board reviewed the Fund’s past performance, including comparisons to the peer funds and its benchmark, considering that the Fund for the one year period had outperformed relative to its benchmark index but underperformed the median performance of the funds in its Morningstar category (Global Large-Stock Value) and the median of the other funds in its custom peer group; for the three year, five year and since inception time periods the Fund had outperformed the median of the funds in its Morningstar category, but underperformed its benchmark and median performance of the other funds in its custom peer group during such time periods; and the consistency of the Adviser’s management of the Fund’s investment objective and policies. The Board concluded that the investment performance of the Fund has been satisfactory.

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationship with the Fund. In this regard, the Board considered the advisory fees proposed to be charged to the Fund, and the Fund’s total expense ratios, as compared to the Fund’s peer group, considering that the proposed advisory fee rate for the Fund was above the average and median for the other funds in its Morningstar category (Global Large-Stock Value) and above the average and median of the other funds in its custom peer group, but less than the highest advisory fee rate referenced for the other funds in its Morningstar category and that the anticipated overall expense ratio of the Fund was higher than the average and median expense ratios for the other funds in its Morningstar category and custom peer group, but was lower than the highest expense ratio referenced for the other funds in its Morningstar category and custom peer group. The Board considered the terms and conditions of each of the New Advisory Agreement and the Interim Advisory Agreement, including the advisory fee rate and the services to be provided by the Adviser thereunder, and considered that these were the same as under the Existing Advisory Agreement. The Board considered the current and anticipated profitability of the Fund to the Adviser, if any, and the indirect benefits that the Adviser receives, including promotion of the Adviser’s name. The Board concluded that the advisory fee to be paid to the Adviser by the Fund is reasonable in light of the nature and quality of services provided by the Adviser.

The extent to which economics of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered that the Fund’s fee arrangements with the Adviser will continue to involve both the advisory fee and the expense limitation agreement. The Board determined that while the advisory fee rate remained the same as asset levels increased, the Shareholders have experienced in the past, and will experience in the future, benefits from the expense limitation agreement. The Board considered the Adviser’s willingness to agree to keep the term of the New ELA and Interim ELA for a period until at least two years from the Closing Date. The Board concluded that the advisory fee was reasonable in light of the information that was provided to the Board by the Adviser with respect to economies of scale.

Conclusion

Following its consideration of all of the foregoing and in reliance on the information provided by the Adviser and management of the Trust, the Board, including a majority of the Independent Trustees voting separately, unanimously approved the New Advisory Agreement and recommended approval of the New Advisory Agreement by Shareholders. No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the New Advisory Agreement and recommend approval to the Shareholders and each Trustee may have attributed different weights to the various factors noted above. Rather, the Trustees concluded, in light of their weighing and balancing of all factors, that approval of the New Advisory Agreement was in the best interests of the Fund and its shareholders.

The Board of Trustees recommends that Shareholders vote FOR the New Advisory Agreement.

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GENERAL INFORMATION

Ownership of Shares

As of the Record Date, no Shareholder owned, beneficially or of record, more than 5% of any Fund, except as provided in Appendix E. As of the Record Date, the Trustees and officers of the Trust as a group owned beneficially (i.e. had direct or indirect voting or/or investment power) less than 1% of the then out-standing shares of the Fund.

Other Information

Since September 1, 2022, no Trustee has purchased or sold securities exceeding 1% of the outstanding securities of any class of the Adviser or its parent or subsidiaries.

As of the Record Date, no Independent Trustee or any of their immediate family members owned beneficially or of record any class of securities of the Adviser or any person controlling, controlled by or under common control with the Adviser.

Payment of Solicitation Expenses

The Adviser, or its parent company, have agreed to pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations.

Delivery of Proxy Statement

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Shareholder, unless the Fund has received contrary instructions from one or more of the household’s Shareholders. If a Shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to Shareholders sharing an address, please call the Fund at 1-800-514-3583 or write the Fund at P.O. Box 46707, Cincinnati, Ohio 45246-0707.

Other Business

The Trustees do not intend to bring any matters before the Meeting other than the Proposal described in this Proxy Statement, and the Trustees are not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment(s), postponement(s) or delays thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Submission of Shareholder Proposals

As an Ohio business trust, the Trust does not intend to, and is not required to hold annual meetings of shareholders, except under certain limited circumstances. The Board does not believe a formal process for shareholders to send proposal communications to the Board is appropriate due to the infrequency of shareholder communications to the Board of Trustees. The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for

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inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. Annual meetings of shareholders of the Fund are not required as long as there is no particular requirement under the Investment Company Act, which must be met by convening such a shareholder meeting. While the Trust does not have a formal process for shareholders to send shareholder proposals, any shareholder wishing to make a proposal should send it to Karen Jacoppo-Wood, Secretary of the Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Principal Underwriter

Ultimus Fund Distributors, LLC (the “Underwriter”) serves as the Fund’s principal underwriter and, as such, is the exclusive agent for distribution of the Fund’s shares. The Underwriter is located at 225 Pictoria Drive, Suite 450, Cincinnati Ohio 45246.

Administrator and Other Services

Ultimus Fund Solutions, LLC (“Ultimus”) provides administrative services, accounting, and transfer agent and shareholder services to the Fund. Ultimus is located at 225 Pictoria Drive, Suite 450, Cincinnati Ohio 45246.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on September 8, 2023

The Proxy Statement is available on the Internet at WWW.OKAPIVOTE.COM/BLUECURRENT.

Shareholder Communications with Trustees

Shareholders who wish to communicate with the Board or individual Trustees should write the Board or the particular Trustee in care of the Fund at the offices of the Trust as set forth above. All communications will be forwarded directly to the Board or the individual Trustee. The Trust does not have a policy requiring Trustees to attend shareholder meetings and the Trustees do not intend to attend the Meeting.

Reports to Shareholders and Financial Statements

The annual report and semi-annual report to Shareholders of the Fund, including financial statements of the Fund, have previously been sent to Fund Shareholders. Upon request, the Fund’s most recent annual report and semi-annual report can be obtained at no cost. To request a report for the Fund, please call 1-800-514-3583, write to P.O. Box 46707, Cincinnati, Ohio 45246-0707, or visit the Fund’s website at www.bluecurrentfunds.com.

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VOTING INFORMATION

Voting Rights

Only Shareholders of record of the Fund at the close of business on July 6, 2023 (the “Record Date”), may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof. The number of outstanding shares of the Fund, as of the close of business on the Record Date, is included in Appendix A to this Proxy Statement.

Each proxy solicited by the Board that is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person (merely attending the Meeting, however, will not revoke any previously submitted proxy). Any letter of revocation or later-dated proxy must be received by the Trust prior to the Meeting and must indicate your name and account number to be effective. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, with the burden of proving invalidity resting on the challenger.

Abstentions will be counted as present for purposes of determining whether a quorum is present and whether the proposal is approved by a “majority of the outstanding voting securities” under the Investment Company Act of 1940, as amended (the “1940 Act”). Broker non-votes will not be counted for such purposes. “Broker nonvotes” occur where: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter. There are no dissenters’ rights of appraisal in connection with any vote to be taken at the Meeting. Since the proposal is considered non-routine, broker non-votes are inapplicable to this solicitation and will have no impact on establishing a quorum or the votes cast for or against the proposal.

Attending the Meeting

If you wish to attend the Meeting and vote in person, you will be able to do so. If you intend to attend the Meeting in person and you are a Shareholder of record on the Record Date, in order to gain admission, you may be asked to show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a broker, bank or other intermediary, in order to gain admission, you may be asked to show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other intermediary, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other intermediary and present it at the Meeting. You may contact the Fund at 1-800-514-3583 to obtain directions to the site of the Meeting.

Quorum; Adjournment

A quorum is the number of shares legally required to be at a meeting in order to conduct business. The presence, in person or by proxy, of more than 50% of the outstanding shares of the Fund is necessary to constitute a quorum at the Meeting (although any lesser number shall be sufficient for adjournments). The shares represented by a proxy that is properly executed and returned will be considered to be present at the Meeting. All properly executed proxies

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received in time for the Meeting will be treated as present for quorum. Abstentions will be treated as shares that are present but which have not been voted. Accordingly, abstentions effectively will be a vote against the Proposal.

The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, either in person or by proxy. A Shareholder vote may be taken on one or more of the proposals prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience.

Should Shareholders require additional information regarding the proxy or replacement proxy cards, they may contact Okapi Partners, the Fund’s proxy solicitor, toll-free at 1-877-259-6290. Representatives are available Monday through Friday, 9:00 a.m. – 8:00 p.m. (Eastern Time).

Required Vote

Proposal - Approval of New Advisory Agreement

Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. The implementation of the Proposal is contingent upon the completion of the Transaction. If the Transaction is not completed, then the Existing Advisory Agreement will not be terminated and will remain in effect.

Approval of the Proposal will occur only if a sufficient number of votes at the Meeting are cast FOR that proposal. Abstentions are not considered “votes cast” and, therefore, do not constitute a vote FOR. Abstentions effectively result in a vote AGAINST and are disregarded in determining whether either Proposal has received enough votes. Shareholders are entitled to one vote for each Fund share. Fractional shares are entitled to proportional voting rights.

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APPENDIX LIST

Appendix A Appendix B Appendix C Appendix D Appendix E Appendix F	Shares Outstanding Information Regarding Officers and Directors of the Adviser Form of New Advisory Agreement Form of New Expense Limitation Agreement Principal Holders Form of Proxy Card

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Appendix A

Shares Outstanding

Fund	Total Number of Outstanding Shares as of the Record Date – July 6, 2023
Blue Current Global Dividend Fund	4,543,477.8620

18

Appendix B

Information Regarding Officers and Directors of the Adviser

Name and Address	Principal Occupation(s)
Will Skeean 3333 Riverwood Pkwy Suite 350 Atlanta, Ga. 30339	Chairman of the Board
Harry Jones 3333 Riverwood Pkwy Suite 350 Atlanta, Ga. 30339	Managing Partner
Dennis Sabo 3333 Riverwood Pkwy Suite 350 Atlanta, Ga. 30339	Officer
Barrett Karvis 3333 Riverwood Pkwy Suite 350 Atlanta, Ga. 30339	Chief Operating Officer
Elizabeth Mackie 1700 South MacDill Ave Suite 220 Tampa, Fl. 33629	Officer
Bert Rayle 3811 Turtle Creek Blvd Suite 1225 Dallas, Tx, 75219	Officer

19

Appendix C

Form of the New Advisory Agreement:

INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement (the "Agreement") is made and entered into effective as of [ ], 2023, by and between Ultimus Managers Trust, an Ohio business trust (the "Trust'') on behalf of each series of the Trust set forth on Schedule A attached hereto (individually the "Fund'' and collectively the "Funds"), a series of shares of the Trust, and Edge Capital Group, LLC, a Delaware limited liability company (the "Adviser").

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers for sale distinct series of shares of beneficial interest, each corresponding to a distinct portfolio, including, the Fund; and

WHEREAS, the Trust desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser on behalf of the Fund, and to have that investment adviser provide or perform for the Fund various research, statistical and investment services; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"), and engages in the business of asset management and is willing to furnish such services to the Fund on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the Trust and the Adviser hereby agree as follows:

1.                   Employment of the Adviser. The Trust hereby employs the Adviser to invest and reinvest the assets of the Fund in the manner set forth in Section 2 of this Agreement subject to the direction of the Board of Trustees of the Trust ("Trustees") and the officers of the Trust, for the period, in the manner, and on the terms set forth hereinafter. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

2.	Obligations of Investment Adviser.

(a)                Services. The Adviser agrees to perform the following services (the "Services") for the Trust:

(1)                  manage the investment and reinvestment of the assets of the Fund;

(2)                  continuously review, supervise, and administer the investment program of the Fund;

(3)                  determine, in its discretion, the securities to be purchased, retained or sold (and implement those decisions) with respect to the Fund;

(4)                  provide the Trust and the Fund with records concerning the Adviser's activities under this

20

Agreement which the Trust and the Fund are required to maintain;

(5)                  render regular reports to the Trust's Trustees and officers concerning the Adviser's discharge of the foregoing responsibilities; and

(6)                  perform such other services as agreed by the Adviser and the Trust from time to time.

The Adviser shall discharge the foregoing responsibilities subject to the supervision of the Trustees and officers of the Trust and in compliance with (i) such policies as the Trustees may from time to time establish; (ii) the Fund's objectives, policies, and limitations as set forth in its prospectus ("Prospectus") and statement of additional information ("Statement of Additional Information"), as the same may be amended from time to time; and (iii) with all applicable laws and regulations. All Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any directors, officers or employees of the Adviser or through such other parties as the Adviser may determine from time to time.

(b)               Expenses and Personnel. The Adviser agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required in the judgment of the Trustees and officers of the Trust to perform the Services on the terms and for the compensation provided herein. The Adviser shall authorize and permit any of its officers, directors and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected. Except to the extent expressly assumed by the Adviser herein and except to the extent required by law to be paid by the Adviser, the Trust shall pay all costs and expenses in connection with its operation.

(c)                Books and Records. All books and records prepared and maintained by the Adviser for the Trust and the Fund under this Agreement shall be the property of the Trust and the Fund and, upon request therefor, the Adviser shall surrender to the Trust and the Fund such of the books and records so requested.

3.                   Fund Transactions. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund. With respect to brokerage selection, the Adviser shall seek to obtain the best overall execution for Fund transactions, which is a combination of price, quality of execution and other factors. The Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Adviser with brokerage, research, analysis, advice and similar services, and the Adviser may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Adviser to the Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund and its other clients over the long-term. The Adviser will promptly communicate to the Trustees and the officers of the Trust such information relating to portfolio transactions as they may reasonably request.

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4.                   Compensation of the Adviser. As compensation for the services that the Adviser is to provide or cause to be provided pursuant to Section 2, the Fund shall pay to the Adviser an annual fee, computed and accrued daily and paid in arrears monthly, at the rate set forth on Schedule A, which shall be a percentage of the average daily net assets of the Fund (computed in the manner set forth in the Fund's most recent Prospectus and Statement of Additional Information) determined as of the close of business on each business day throughout the month. If the Adviser shall so request in writing, with the approval of the Trustees, some or all of such fee shall be paid directly to a sub-adviser. The fee for any partial month under this Agreement shall be calculated on a proportionate basis.

5.                   Status of Investment Adviser. The services of the Adviser to the Trust and the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its Services to the Trust and the Fund are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed an agent of the Trust or the Fund. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

6.                   Permissible Interests. Trustees, agents, and stockholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; and directors, partners, officers, agents, and stockholders of the Adviser are or may be interested in the Trust as Trustees, stockholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a stockholder or otherwise.

7.                   Limits of Liability; Indemnification. The Adviser assumes no responsibility under this Agreement other than to render the Services called for hereunder. The Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust's registration statement under the 1940 Act or the Securities Act of 1933, as amended ("1933 Act"), except for information supplied by the Adviser for inclusion therein. The Trust agrees to indemnify the Adviser to the full extent permitted by the Trust's Declaration of Trust, a copy of which is on file with the Secretary of the State of Ohio. Notice is hereby given that this instrument is executed on behalf of the Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust (or if the matter relates only to a particular Fund, that Fund), and the Adviser shall look only to the assets of the Trust, or the particular Fund, for the satisfaction of such obligations or any liability arising in connection therewith, and no other series of the Trust shall incur any liability or obligation in connection therewith.

8.                   Term. This Agreement shall remain in effect for an initial term of two years from the date hereof, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that:

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(a)	the Trust may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days written notice of a decision to terminate this Agreement by (i) the Trustees; or (ii) the vote of a majority of the outstanding voting securities of the Fund;

(b)	the Agreement shall immediately terminate in the event of its assignment (within the meaning of the 1940 Act and the Rules thereunder);

(c)	the Adviser may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days written notice to the Trust and the Fund; and

(d)	the terms of Section 7 of this Agreement shall survive the termination of this Agreement.

9.                   Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities.

10.               Applicable Law. This Agreement shall be construed in accordance with. and governed by, the substantive laws of the State of Ohio without regard to the principles of the conflict of laws or the choice of laws.

11.               Representations and Warranties.

(a)	Representations and Warranties of the Adviser.

1)	General. The Adviser hereby represents and warrants to the Trust as follows: (i) the Adviser is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Adviser is registered as an investment adviser with the Securities and Exchange Commission ("SEC") under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

2)	Section 15(f). With respect to Section 15(f) of the 1940 Act, the Adviser covenants as follows: (i) for a period of three years after the effective date of this Agreement, none of the Adviser or its parent, Focus Financial Partners, LLC ("Focus"), shall, to the extent within their reasonable control, cause and the Adviser shall, to the extent within its reasonable control, use commercially reasonable efforts to prevent, any known "interested person" of the Adviser, as such term is defined in the 1940 Act, to become a trustee of the Trust or any Fund unless, taking into account such interested person, at least 75 percent of the Trustees are not interested persons of the Trust or any Fund, and (ii) for a period of two years following the effective date of this Agreement, none of the Adviser or Focus shall, to the extent within its reasonable control, cause, and the Adviser shall, to the extent within its reasonable control, use commercially reasonable efforts to prevent, it or Focus from engaging in or causing, any act, practice, or arrangement that imposes an ''unfair burden" on the Fund within the meaning of Section 15(t) of the 1940 Act; provided, however, that if the Trust or Adviser shall have
23

obtained an order from the SEC exempting it from the provisions of Section 15(f), then this covenant shall be deemed to be modified to the extent necessary to permit the applicable Party to act in a manner consistent with such exemptive order.

(b)               Representations and Warranties of the Trust. The Trust hereby represents and warrants to the Adviser as follows: (i) the Trust has been duly organized as a business trust under the laws of the State of Ohio and is authorized to enter into this Agreement and carry out its terms; (ii) the Trust is registered as an investment company with the SEC under the 1940 Act; (iii) shares of the Fund are registered for offer and sale to the public under the 1933 Act; and (iv) such registrations will be kept in effect during the term of this Agreement.

12.               Structure of Agreement. The Trust is entering into this Agreement solely on behalf of the Fund or Funds named herein individually and not jointly. Notwithstanding anything to the contrary in this Agreement, (a) no breach of any term of this Agreement shall create a right or obligation with respect to any series of the Trust other than the Fund; (b) under no circumstances shall the Adviser have the right to set off claims relating to the Fund by applying property of any other series of the Trust; and (c) the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the Fund.

13.               Compliance Procedures. The Adviser will, in accordance with Rule 206(4)-7 of the Advisers Act, adopt and implement written policies and procedures reasonably designed to prevent violations of the Advisers Act and will provide the Trust with copies of such written policies and procedures upon request.

14.               Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

15.               Notice. Notices of any kind to be given to the Trust hereunder by the Adviser shall be in writing and shall be duly given if mailed or delivered to the Ultimus Managers Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, Attention: Senior Vice President, Associate General Counsel of Legal Administration, or to such other address or to such individual as shall be so specified by the Trust to the Adviser. Notices of any kind to be given to the Adviser hereunder by the Trust shall be in writing and shall be duly given if mailed or delivered to Edge Capital Group, LLC at 3333 Riverwood Parkway, Suite 350, Atlanta, Georgia 30339, Attention: Henry M. Jones, or at such other address or to such individual as shall be so specified by the Adviser to the Trust. Notices shall be deemed received when delivered in person or within four days after being deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested or upon receipt of proof of delivery when sent by overnight mail or overnight courier, addressed as stated above.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

ULTIMUS MANAGERS TRUST, on	EDGE CAPITAL GROUP, LLC
behalf of the Fund listed on Schedule A

By: _______________	By: ____________________
Name: Todd E. Heim	Name: Henry M. Jones
Title: President	Title: Managing Partner

24

SCHEDULE A

to

INVESTMENT ADVISORY AGREEMENT

between

ULTIMUS MANAGERS TRUST

and

EDGE CAPITAL GROUP, LLC

Name of Fund	Fee*
Blue Current Global Dividend Fund	0.99%

* As a percent of average daily net assets. Note, however, that the Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the advisory fee from time to time.

25

Appendix D

Form of New Expense Limitation Agreement:

EXPENSE LIMITATION AGREEMENT

FOR

ULTIMUS MANAGERS TRUST

THIS EXPENSE LIMITATION AGREEMENT (the “Agreement”), dated as of [ ], 2023, is made and entered into by and between the ULTIMUS MANAGERS TRUST, an Ohio business trust (the “Trust”), on behalf of each series of the Trust set forth on Schedule A attached hereto (each a “Fund”), and Edge Capital Group, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser has been appointed the investment adviser of the Fund pursuant to an Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser (the “Advisory Agreement”); and

[WHEREAS, the Trust and the Adviser previously entered into that certain Interim Expense Limitation Agreement, dated [____, 2023] (the “Previous ELA”), under which the Adviser agreed to limit the expenses of the Fund in order to maintain the Fund’s expense ratio within a certain operating limit; and

WHEREAS, the Previous ELA terminated upon the termination of that certain Interim Investment Advisory Agreement, dated [____, 2023] as a result of shareholder approval and effectiveness of the Advisory Agreement; and]

WHEREAS, the Trust and the Adviser wish to continue to limit the expenses of the Fund in order to maintain the Fund’s expense ratio within a certain operating limit; and

WHEREAS, the Fund may, from time to time, invest in affiliated or unaffiliated money market funds or other investment companies such as exchange-traded funds, such underlying investments (collectively referred to herein as “Acquired Fund”).

NOW, THEREFORE, the Trust and the Adviser hereby agree as follows:

1.       The Adviser agrees, subject to Section 2 hereof, to reduce the fees payable to it under the Advisory Agreement (but not below zero) and/or reimburse other expenses of each Fund, through the applicable termination date set forth on Schedule A, to the extent necessary to limit the total operating expenses of each class of shares of the Fund (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the Fund, Acquired Fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business), to the amount of the “Maximum Operating Expense Limit” applicable to each Fund and each class of shares thereof as set forth on the attached Schedule A.

2.       The applicable Fund agrees to pay to the Adviser the amount of fees (including any amounts foregone through limitation or reimbursed pursuant to Section 1 hereof and Section 1 to the

26

Previous ELA) that, but for Section 1 hereof or Section 1 of the Previous ELA, would have been payable by the applicable Fund to the Adviser pursuant to the Advisory Agreement or the previous investment advisory agreements between the Trust, on behalf of the Fund, and the Advisor or which have been reimbursed in accordance with Section 1 hereof or Section 1 of the Previous ELA (the “Deferred Fees”), subject to the limitations provided in this Section 2. Such repayment shall be made monthly, but only if the operating expenses of the applicable Fund (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the Fund, Acquired Fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of such Fund’s business), without regard to such repayment, are at an annual rate (as a percentage of the average daily net assets of the applicable Fund) that is equal to or less than the “Maximum Operating Expense Limit” of the respective class of shares of the applicable Fund, as set forth on Schedule A. Furthermore, the amount of Deferred Fees paid by the applicable Fund in any month shall be limited so that the sum of (a) the amount of such payment and (b) the other operating expenses of the Fund (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the Fund, Acquired Fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of such Fund’s business) do not exceed (x) the “Maximum Operating Expense Limit” for the respective class of shares of the applicable Fund then in effect and (y) the Maximum Operating Expense Limit for the respective class of shares of the applicable Fund in effect at the time the expenses to be repaid were incurred. It being understood and agreed for purposes of (y) above, that with respect to Deferred Fees incurred under the Previous ELA, the Maximum Operating Expense Limit shall have the meaning assigned to such term under the Previous ELA.

Deferred Fees with respect to any fiscal year of a Fund shall not be payable by the applicable Fund to the extent that the amounts payable by the Fund pursuant to the preceding paragraph during the period ending three years after the end of such fiscal year are not sufficient to pay such Deferred Fees. Notwithstanding anything to the contrary in this Agreement, in no event will one Fund be obligated to pay any Deferred Fees with respect to any other series of the Trust.

3.       This Agreement with respect to each Fund shall continue in effect until the applicable termination date set forth on Schedule A and from year to year thereafter provided each such continuance is specifically approved by a majority of the Trustees of the Trust who (i) are not “interested persons” of the Trust or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Agreement (“Non-Interested Trustees”). Nevertheless, this Agreement may be terminated by either party hereto, without payment of any penalty, upon written notice at least ninety (90) days prior to the end of the then-current term of the Agreement to the other party at its principal place of business; provided that, in the case of termination by the Trust, such action shall be authorized by resolution of a majority of the Non-Interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the applicable Fund. Any termination pursuant to this Section 3 shall become effective, unless otherwise specifically agreed upon, on the last day of the then-current term of the Agreement. This Agreement will terminate automatically as to a Fund if the Advisory Agreement to that Fund is terminated. Upon the termination of this Agreement for any reason, the Adviser acknowledges and agrees that (i) it remains liable for all fee reductions and reimbursement obligations pursuant to Section 1 hereof that accrued prior to the termination of this Agreement and (ii) the obligations under Section 2 hereof shall cease and terminate as to each of the Funds if the entire Agreement is terminated, and if the entire Agreement is not terminated, as to each Fund with respect to which the Agreement is terminated.

27

4.       The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

5.        This Agreement may be modified only at the request of either party and with the approval of the Board of Trustees (the “Board”).

Nothing herein contained shall be deemed to require the Trust or any Fund to take any action contrary to the Trust’s Declaration of Trust or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Trust’s Board of its responsibility for and control of the conduct of the affairs of the Trust or the Fund.

Any question of interpretation of any term or provision of this Agreement, including but not limited to the investment advisory fee, the computations of net asset values, and the allocation of expenses, having a counterpart in or otherwise derived from the terms and provisions of the Advisory Agreement or the 1940 Act, shall have the same meaning as and be resolved by reference to such Advisory Agreement for the applicable Fund or the 1940 Act.

Notice is hereby given that this Agreement is executed by the Trust on behalf of each Fund by an officer of the Trust as an officer and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the applicable Fund.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ULTIMUS MANAGERS TRUST	Edge CAPITAL GROUP, LLC
By: __________________________	By: __________________________

Name: Todd E. Heim	Name: Henry M. Jones
Title: President	Title: Co-Managing Partner

28

SCHEDULE A

to

EXPENSE LIMITATION AGREEMENT

Dated [ ], 2023

for

ULTIMUS MANAGERS TRUST

Fund Name	Class	Maximum Operating Expense Limit*	Termination Date
Blue Current Global Dividend Fund	Institutional	0.99%	January 1, 2026

* Expressed as a percentage of a Fund’s average daily net assets. This amount is exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the Fund, Acquired Fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of such Fund’s business.

29

Appendix E

Principal Holders

As of July 6, 2023, the Record Date, the persons shown in the table below were known to the Fund to own, beneficially or of record, more than 5% of the outstanding shares of any Fund. The nature of ownership for each position listed is “of record.”

Blue Current Global Dividend Fund
Name	Shares	Percent of Class
CHARLES SCHWAB & CO/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4122	732,041.4320	16.11%
TD AMERITRADE INC FBO/OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	312,900.2730	6.89%

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Appendix F

Form of Proxy Card

PROXY PROXY

ULTIMUS MANAGERS TRUST
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 8, 2023
225 PICTORIA DRIVE, SUITE 450, CINCINNATI, OHIO 45246

BLUE CURRENT GLOBAL DIVIDEND FUND

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the above-mentioned Fund (the "Fund"), a series of the Ultimus Managers Trust (the "Trust"), hereby appoints Karen Jacoppo-Wood and Natalie S. Anderson, or any one of them, true and lawful attorneys with power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on September 8, 2023 at 11:00 a.m., Eastern Time, at the offices of Ultimus Fund Solutions located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, and at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS IS HEREBY ACKNOWLEDGED. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

____
Signature(s) (Title(s), if applicable)

____

____
Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1. **By Phone:** Call Okapi Partners toll-free at (877) 259-6290 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 7:00 PM (EST).

OR

2. **By Internet:** Refer to your proxy card for the control number and go to: www.OkapiVote.com/BlueCurrent2023 and follow the simple on-screen instructions.

OR

3. **By Mail:** Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on September 8, 2023.

KL2 3327870 3

31

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSAL

Any other matters that may properly come before the Meeting or any adjournment or postponement thereof.

You may have received more than one proxy card due to multiple investments in the Fund.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/BLUECURRENT2023

KL2 3327870.3

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